Exhibit 2



                                POWER OF ATTORNEY

         Inversiones Costa Verde Limitada y Compania en Comandita por Acciones., a sociedad anonima organized under the laws of the Republic of Chile, Inversiones Costa Verde Limitada, a sociedad anonima organized under the laws of the Republic of Chile,Inmobiliaria e Inversiones Asturias S.A., a sociedad anonima organized under the laws of the Republic of Chile, Juan Jose Cueto Plaza and Ignacio Cueto Plaza each hereby appoint Enrique Cueto Plaza (the "Attorney-in-Fact") as legal representative to execute for and on behalf of each of them, all Schedules 13G under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and relevant stock exchanges (individually, each a "Filing").

         The undersigned acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         The powers hereby conferred upon the Attorney-in-Fact shall continue in force until notice of the revocation of this Power of Attorney has been received by the Attorney-in-Fact.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 13th day of February 2004.

                            [Signature pages follow]

                                   INVERSIONES COSTA VERDE LIMITADA Y COMPAniA
                                   EN COMANDITA POR ACCIONES
February 13, 2004
                                    By:  /s/ ENRIQUE CUETO PLAZA
                                    ----------------------------
                                             Name:   Enrique Cueto Plaza
                                             Title:  Legal Representative

                                   INVERSIONES COSTA VERDE LIMITADA

February 13, 2004
                                    By:  /s/ ENRIQUE CUETO PLAZA
                                    ----------------------------
                                             Name:   Enrique Cueto Plaza
                                             Title:  Legal Representative

February 13, 2004
                                    By:  /s/ JUAN JOSE CUETO PLAZA
                                    ----------------------------
                                            Juan Jose Cueto Plaza


FFebruary 13, 2004
                                    By:  /s/ JUAN JOSE CUETO PLAZA
                                    ----------------------------
                                            Juan Jose Cueto Plaza


                                    INMOBILIARIA E INVERSIONES ASTURIAS S.A.

February 13, 2004
                                    By:  /s/ ENRIQUE CUETO PLAZA
                                    ----------------------------
                                             Name:   Enrique Cueto Plaza
                                             Title:  Legal Representative